UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KITE REALTY GROUP TRUST

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! You invested in KITE REALTY GROUP TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2022. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.proxyvote.com Control # D72306-P68327 KITE REALTY GROUP TRUST 30 SOUTH MERIDIAN STREET SUITE 1100 INDIANAPOLIS, IN 46204 KITE REALTY GROUP TRUST 2022 Annual Meeting Vote by May 10, 2022 11:59 PM EDT Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or e-mail copy of the proxy materials by requesting prior to April 27, 2022. If you want to receive a copy of the proxy materials, you must request one. To request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 11, 2022 9:00 AM EDT The Conrad Indianapolis 50 West Washington Street Indianapolis, IN 46204

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.proxyvote.com Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery.” Voting Items Board Recommends D72307-P68327 1. Election of Trustees Nominees: 1c. Bonnie S. Biumi 1a. John A. Kite 1d. Derrick Burks 1b. William E. Bindley 1e. Victor J. Coleman 1f. Gerald M. Gorski 1g. Steven P. Grimes 1h. Christie B. Kelly 1i. Peter L. Lynch 1j. David R. O’Reilly 1k. Barton R. Peterson 1l. Charles H. Wurtzebach 1m. Caroline L. Young 3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Kite Realty Group Trust for the fiscal year ending December 31, 2022. 4. To approve the amendment and restatement of the Kite Realty Group Trust 2013 Equity Incentive Plan. For For For For For For For For For For For For For For For For 2. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers. NOTE: TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE SHAREHOLDER SUBMITTING THIS PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.